SCHEDULE 1
Guarantors
Geokinetics Inc.
Advanced Seismic Technology, Inc.
Geokinetics Acquisition Company
Geokinetics Processing, Inc.
Geokinetics Management, Inc.
Geokinetics International Holdings, Inc.
Geokinetics International, Inc.
Geokinetics USA, Inc.
Geokinetics Services Corp.

Schedule 1
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SCHEDULE 2
Collateral Documents for Effective Date
Pledge and Security Agreement
Guaranty

Schedule 2
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SCHEDULE 1.01A
Existing Indebtedness

COUNTRY	DESCRIPTION	FACE AMOUNT IN USD	MATURITY DATE
United States	Equipment Financing	$529,246	Various
Brazil	Banco Bradesco – Equipment Financing	$3,173,566	Various
Brazil	Factoring Agreement dated 7/25/2012 with RED FUNDO DE INVESTIMENTO EM DIREITOS CREDITÓRIOS PETROBRAS FORNECEDORES	$0	7/25/2014
Mexico	Credit Agreement for up to $7,624,760 dated November 22, 2011 between Geokinetics de Mexico, S.A. de C.V. and Navix de Mexico, S.A. de C.V., Sociedad, Financiera de Objeto Multiple, Entidad no Regulada	$1,337,909	11/29/2013
Australia	Equipment Financing	$580,480	Various

Available Overdraft Facilities

COUNTRY	FINANCIAL INSTITUTION	AMOUNT IN USD	AMOUNT OUTSTANDING
Brazil	Banco Itau	$50,000	$0
Brazil	Banco Bradesco	$300,000	$0
Brazil	Banco do Brasil	$200,000	$0

Schedule 1.01A
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SCHEDULE 1.01B
Foreign Subsidiaries
Geokinetics Processing, UK Ltd. (United Kingdom)
Geokinetics Exploration, Inc. (Alberta, Canada)
Geokinetics Singapore PTE. LTD. (Singapore)
Geokinetics Singapore Operations PTE. LTD. (Singapore)
Geokinetics (Australasia) PTY LTD (Australia)
Foresight Australia PTY LTD (Australia)
Geokinetics Geophysical do Brasil Ltda. (Brazil)
Geokinetics Egypt LLC (Egypt)
Grant Geophysical Saudi Arabia L.L.C. (Saudi Arabia)
Geokinetics Geophysical Malaysia Sdn. Bhd. (Malaysia)
P.T. Geokinetics Indonesia (Indonesia)
Geokinetics FZE (Dubai,United Arab Emirates)
Geokinetics International Services, Inc. (Cayman)
Geokinetics Global Services, Inc. (Cayman)
Geokinetics Enterprises, Inc. (Cayman)
Geofisica Geokinetics Bolivia SRL (Bolivia)
Geokinetics Exploration Peru SAC. (Peru)
Geokinetics Onshore Peru S.A.C. (Peru)
Geokinetics Onshore Servicios S.A.C. (Peru)
Andina de GeoFisica S.A.C. (Peru)
Geokinetics de Mexico S.A. de C.V. (Mexico)
Geokinetics Administracion y Servicios S.A. de C.V. (Mexico)
Grant Geofisical de Mexico S.A. de C.V. (Mexico)
Geokinetics Exploration Morocco SARL (Morocco)

Schedule 1.01B
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Geokinetics (Malta) Holdings Ltd. (Malta)
Geokinetics (Malta) Ltd. (Malta)
Grant Geophysical Nicaragua, S.A. (Nicaragua)

Schedule 1.01B
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SCHEDULE 1.01C
Immaterial Subsidiaries
Geokinetics Global Services, Inc.
Geokinetics Processing, UK Ltd.
Geokinetics Singapore PTE. LTD.
Geokinetics FZE
Geokinetics Enterprises, Inc.
Geokinetics Singapore Operations PTE. LTD.
Foresight Australia PTY LTD
Geokinetics International Services, Inc.
Geokinetics Onshore Servicios S.A.C.

Schedule 1.01C
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SCHEDULE 1.01D
Non-Loan Party Indebtedness

COUNTRY	DESCRIPTION	FACE AMOUNT IN USD	MATURITY DATE
Brazil	Banco Bradesco – Equipment Financing	$3,173,566	Various
Brazil	Factoring Agreement dated 7/25/2012 with RED FUNDO DE INVESTIMENTO EM DIREITOS CREDITÓRIOS PETROBRAS FORNECEDORES	$0	7/25/2014
Mexico	Credit Agreement for up to $7,624,760 dated November 22, 2011 between Geokinetics de Mexico, S.A. de C.V. and Navix de Mexico, S.A. de C.V., Sociedad, Financiera de Objeto Multiple, Entidad no Regulada	$1,337,909	11/29/2013
Australia	Equipment Financing	$580,480	Various

Available Overdraft Facilities

COUNTRY	FINANCIAL INSTITUTION	AMOUNT IN USD	AMOUNT OUTSTANDING
Brazil	Banco Itau	$50,000	$0
Brazil	Banco Bradesco	$300,000	$0
Brazil	Banco do Brasil	$200,000	$0

Schedule 1.01D
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SCHEDULE 1.01E
Permitted Senior Liens
Collateralized Letters of Credit and Bonds

Line of Credit / CD#	Entity	Originating Bank	Beneficiary	USD Amount	Maturity Date
LGM7092000975	Geokinetics Geophysical Malaysia Sdn. Bhd.	OCBC Bank (Malaysia) Bhd	Customer – Malaysia Project	$5,732	2/28/13
LGM7092000900	Geokinetics Geophysical Malaysia Sdn. Bhd.	OCBC Bank (Malaysia) Bhd	Customer – Malaysia Project	$322,581	1/26/13
14470	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$25,000	8/24/13
14123	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$112,500	7/31/13
15294	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$125,000	9/21/13
15293	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$150,000	9/21/13
15772	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$75,000	10/10/13
15775	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$75,000	10/10/13
15776	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$75,000	10/10/13
16925	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$10,000	1/10/14
17520	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$10,000	1/13/14
18111	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$77,245	12/10/13
18112	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$10,000	12/14/13

Schedule 1.01E
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Line of Credit / CD#	Entity	Originating Bank	Beneficiary	USD Amount	Maturity Date
18483	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$25,000	12/19/13
21082	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$250,000	1/18/14
23178	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$100,000	2/12/14
11947	Geokinetics Services Corp.	Wells Fargo Bank N.A.	Banque Exterieure d’Algerie	$21,359	4/28/13
12827	Geokinetics Services Corp.	Wells Fargo Bank N.A.	Banque Exterieure d’Algerie	$61,820	6/20/13
7600	Geokinetics Services Corp	Wells Fargo Bank N.A.	American Express	$500,000	4/12/13
13356	Geokinetics Services Corp	Wells Fargo Bank N.A.	Kuehne & Nagel	$33,000	6/15/13
13927	Geokinetics Services Corp	Wells Fargo Bank N.A.	Customer – Bangladesh Project	$1,456,376	3/31/13
17525	Geokinetics Services Corp	Wells Fargo Bank N.A.	Fleetcor Technologies	$180,000	12/5/13

Collateral Deposits

COUNTRY	PARTY	USD AMOUNT
United States	Wells Fargo Bank N.A.	$50,000
United States	Wells Fargo Bank N.A.	$200,000
United States	Indemco	$500,000
Brazil	Banco do Brazil	$2,038,000

Schedule 1.01E
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SCHEDULE 2.01
Commitments

Name of Lender	Commitment
ASOF II Investments, LLC	$14,478,519
American Securities Opportunities Fund, LP	$993,346
American Securities Opportunities Fund (B), L.P.	$62,710
ECF Value Fund, L.P.	$2,351,131
ECF Value Fund II, L.P.	$4,853,631
ECF Value Fund International, LTD.	$2,260,663
Total	$25,000,000

Schedule 2.01
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SCHEDULE 2.02(b)
Backstop Commitments

Name of Backstop DIP Lender	Backstop Commitment	Percentage
ASOF II Investments, LLC	$0	57.91407933000000%
American Securities Opportunities Fund, LP	$0	3.973383180000000%
American Securities Opportunities Fund (B), L.P.	$0	0.2508385100000000%
ECF Value Fund, L.P.	$0	9.404525550000000%
ECF Value Fund II, L.P.	$0	19.414522870000000%
ECF Value Fund International, LTD.	$0	9.0426505600000%
Total	$0	100%

Schedule 2.02(b)
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SCHEDULE 2.05(b)
Exempted Dispositions and Casualty Events Existing as of Effective Date

None.

Schedule 2.05(b)
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SCHEDULE 2.07
Chapter 11 Plan Treatment Terms
Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Agreement.
Pursuant to the Joint Chapter 11 Plan of Reorganization of Geokinetics Inc., et al. (as amended or modified with consent of the Backstop DIP Lenders, the “Plan”), subject to the occurrence of the effective date of the Plan (the “Plan Effective Date”), the DIP Agent shall receive for the ratable account of the Lenders the DIP Equity Distribution in full settlement, release and discharge of the Outstanding Amount of the Loans. The “DIP Equity Distribution” means the new common stock of reorganized Geokinetics Inc. (“New Common Stock”) to be issued on the Plan Effective Date and to be distributed to the Lenders commencing on the Plan Effective Date, in an amount which shall be calculated by converting the Outstanding Amount of the Loans1 to New Common Stock at a 20% discount to the value of the New Common Stock to be issued pursuant to the Plan as of the Plan Effective Date. The value of the New Common Stock is $224 million based on the enterprise value of the Debtors as set forth in the Solicitation and Disclosure Statement for the Joint Chapter 11 Plan of Geokinetics Inc., et al. (the “Disclosure Statement”).
The calculation of the percentage of shares of New Common Stock to be issued as part of the DIP Equity Distribution (the “DIP Lender Shares”) shall be determined using the following formula:
Outstanding Amount of the Loans ÷ $179.2 million2 = percentage of aggregate shares of New Common Stock to be issued as part of the DIP Equity Distribution.3

For example, if the Outstanding Amount of the Loans on the Plan Effective Date is $25 million and if there are 600,000 shares of New Common Stock to be issued in the aggregate, then the distribution of shares shall be calculated as follows:

$25 million ÷ $179.2 million = 14%

DIP Equity Distribution (14% of 600,000)	84,000 shares
Noteholder Distribution[4] (86% of 600,000)	516,000 shares
Total	600,000 shares
___________________________

1 This may include other amounts to the extent owed as provided in the Plan.
2 This amount represents the aggregate value of the New Common Stock to be distributed pursuant to the Plan at a 20% discount to the value ($224 million) set forth in section C of the Valuation Analysis attached as Exhibit E to the Disclosure Statement.
3 Any fractional share resulting from such calculation shall be rounded down to the nearest whole number, and no cash payments shall be made in connection with such rounding.
4 The “Noteholder Distribution” means the shares of New Common Stock to be issued to holders of the 9.75% Senior Secured Notes Due 2014 pursuant to section III.C(iv) of the Plan.

Schedule 2.07
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SCHEDULE 5.03
Governmental Authorizations and Filings
None.

Schedule 5.03
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SCHEDULE 5.06
Litigation
Threatened:

1.	Francis and Erma Franson v. Geokinetics Inc.

a.
This is threatened property damage litigation arising from drilling performed on Plaintiffs' property in North Dakota. Settlement negotiations are underway with local counsel in North Dakota. A formal lawsuit has not been filed. Settlement offer has not yet been accepted or rejected.

2.	Insurance Reimbursement Claim from Fidelity against Geokinetics USA, Inc. (“GOK”)

a.
Fidelity is seeking reimbursement for the settlement of claims on a project in which GOK acted as a subcontractor. There is a dispute as to whether Fidelity is due reimbursement. A client wants to be reimbursed for damage claims it settled as a result of work which GOK performed. GOK’s position is that the claims are the responsibility of Fidelity. The reimbursement requested is $293,000. There are 2 property owners that have not settled and have requested an increase in the funds offered. The status of these two claims is outstanding.

Pending:

1.	Ronald and Paula Herman v. Geokinetics Inc. and Geokinetics USA, Inc. (collectively, “GOK”) (Case No. 2012-7429 in the Court of Common Pleas Washington County, Washington County, Pennsylvania)

a.
Plaintiffs contend that GOK, following the completion of seismic activities on the Plaintiff's property, negligently disassembled and gathered wire, electrical products and batteries, causing a fire on the Plaintiff's property. The fire destroyed a section of woods near Plaintiff's home, as well as a drain pipe that runs underneath Plaintiff's driveway. Plaintiff requested arbitration on their petition.

2.	Suzanne Hedden v. Geokinetics Inc. (“GOK”) (filed in the District Court of Elbert County, Colorado)

a.
Plaintiff claims GOK trespassed on her property and is interfering with the enjoyment of said property. Plaintiff further claims GOK's equipment is emitting radio beams, sickening she and her six dogs. GOK has filed a Motion to Dismiss and Plaintiff has responded with a Motion to set aside the Motion to Dismiss. The claim value is $500,000 plus punitive damages. GOK would be responsible for the first $100,000 and GOK’s insurance would bear the remainder.

Schedule 5.06
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SCHEDULE 5.07(b)(i)
Owned Real Property
None.

Schedule 5.07(b)(i)
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SCHEDULE 5.07(b)(ii)
Leased Real Property
Geokinetics Inc.

1.	Lease Agreement dated October 16, 2007 between Nickson Westland Industrial, LLC and Geokinetics Inc. (Repair, shipping and receiving facility on 14401 West Rd. Houston, TX)

2.	Lease Agreement dated October 17, 2007 between Nickson 14411 West Road Industrial, LLC and Geokinetics Inc. (Repair facility on 14411 West Rd. Houston, TX)

3.	Lease Agreement dated April 19, 2007 and Amendments dated November 13, 2007, July 22, 2008 and September 27, 2010 between EMC Hotel, LTD. and Geokinetics Inc. (Corporate Headquarters Houston, TX)

4.	Lease Agreement effective December 1, 2010 between Westchase Forest Apartment Homes and Geokinetics Inc. (Apartment - Houston, TX)

5.	Lease Agreement dated June 6, 2011 between Camden Oak Crest Apartment Community and Geokinetics Inc. (Apartment - Houston, TX)

6.	Lease Agreement dated February 1, 2009 between Mary Jane Couch Gillam and PGS Onshore, Inc. (subsequently assigned to Geokinetics Inc.) (Apartment - Alaska).

Geokinetics USA, Inc. (formerly Quantum Geophysical, Inc.)

1.	Lease Agreement dated June 23, 2010 between Hershey Leasing Company and Geokinetics USA, Inc. (Office - Canonsburg, Pennsylvania)

2.	Sublease Agreement dated August 10, 2010 between K&K Recycling, Inc. and Geokinetics USA, Inc. (Equipment Storage – Alaska)

3.	Lease Agreement dated August 9, 2007 and Amendment dated August 19, 2010 between Delta Leasing LLC and Geokinetics USA, Inc. (Office lease (Trailer) - Alaska)

4.	Lease Agreement dated December 28, 2010 between Dale and Shirley Hinz and Geokinetics USA, Inc. (Office – Ault, Colorado)

5.	Lease Agreement dated December 12, 2001 and Extension dated June 1, 2011 between Geokinetics USA, Inc. and Alaska Dreams, Inc. (Office/Shop/Storage - Alaska)

6.	Lease Agreement dated July 1, 2010 and Extension dated July 1, 2011 between Brice Sukakpak LLC and Geokinetics USA, Inc. (Equipment Storage – Alaska)

7.	Lease Agreement dated June 20, 2006 and Assignment and 1st Amendment dated May 1, 2011 between Geokinetics USA, Inc. and SJ/JL Calais Office I, LLC (Office – Alaska)

8.	Lease Agreement dated September 15, 2012 between WSCB Properties, Ltd. And Geokinetics USA, Inc. (Equipment Storage – Rosenberg, Texas)

Schedule 5.07(b)(ii)
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Geokinetics Acquisition Company (formerly PGS Onshore, Inc.)

1.	Lease Agreement between PGS Onshore, Inc. and C-2 Real Estate Holdings, LTD. dated August 15, 2007 (Warehouse Facility – Stafford, Texas)

Geokinetics International, Inc. (formerly Grant Geophysical (Int’l), Inc.)

1.	Lease Agreement dated December 28, 2009 between Geokinetics International, Inc. and Lieutenant General Mohd Aminul Karim ( Office Lease – Dhaka, Bangladesh)

2.	Lease Agreement dated August 1, 2010 between Geokinetics International, Inc. and Md. Quazi Nasir Uddin Ahmed (Land lease – Barisal, Bangladesh)

3.	Sublease Agreement dated May 26, 2011 between Geokinetics International, Inc. and Geokinetics (Malta) Holdings Ltd (Office – Tunis, Tunisia)

4.	Lease agreement dated March 1, 2011 between Geokinetics International, Inc. and Admarie Heimann (Office and Staff House – San Fernando, Trinidad)

Geokinetics International, Inc. Branches

Schedule 5.07(b)(ii)
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BRANCH	LOCATION	LESSOR	PROPERTY DESCRIPTION
Angola	Viana, Angola	Fabrico de Plasticos Kwanza, Lda	Warehouse
Angola	Luanda, Angola	Genea Administracao	Staff Apartment
Angola	Luanda, Angola	Germano Miguel Sacavumbi	Staff Apartment
Angola	Luanda, Angola	Globo Service SA	Processing Office
Angola	Luanda, Angola	Khiber International Comercio, Importacao, Exportacao, LDA	Office
Angola	Luanda, Angola	Khiber International Comercio, Importacao, Exportacao, LDA	Office
Angola	Muxima, Angola	Pedro Luis Masela de Almeida- Motel Katondo	Crew Accommodations
Angola	Noblesse, Angola	Jose Manuel Pedro	Staff Apartment
Brunei	Brunei	Eversolve Business Services	Office & Warehouse
Brunei	Brunei	Leong Ngoh Leng	Staff House
Colombia	Bogota, Colombia	TecnologiaInmobiliar ia S.A.	Office

Foreign Subsidiaries

COUNTRY	LOCATION	PROPERTY DESCRIPTION
Algeria	Algiers	Office
Algeria	Timimoun	Crew Accommodations
Algeria	Timimoun	Crew Yard
Australia	Brisbane	Office
Australia	Brisbane	Office & Warehouse
Bolivia	Santa Cruz	Office
Bolivia	Santa Cruz	Warehouse
Brazil	Rio de Janeiro	Warehouse
Brazil	Rio de Janeiro	Office
Brazil	Salvador	Crew Accommodations
Brazil	Mossoro	Crew Accommodations
Brazil	Mossoro	Crew Yard

Schedule 5.07(b)(ii)
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Brazil	Natal	Warehouse
Brazil	Salvador	Office
Brazil	Linhares	Office
Brazil	Pojuca	Office
Brazil	Rio de Janeiro	Staff Apartment
Brazil	Lucas do Rio Verde	Crew Accommodations
Brazil	Nova Mutum	Storage Facility
Brazil	Santa Rita do Trivelato	Crew Yard
Brazil	Santo Amaro	Crew Accommodations
Brazil	Nova Mutum	Crew Accommodations
Brazil	Santa Rita do Trivelato	Warehouse
Brazil	Alto Rodrigues	Warehouse
Brazil	Rio de Janeiro	Staff Apartment
Canada	Calgary	Office & Warehouse
Canada	Calgary	Land
Canada	Calgary	Processing Office
Egypt	Cairo	Office
Egypt	Maadi	Storage Facility
Egypt	Cairo	Staff House
Egypt	Cairo	Staff House
Indonesia	Menara	Office
Indonesia	Menara	Office
Libya	Tripoli	Office
Libya	Tripoli	Staff House
Malaysia	Kuala Lampur	Warehouse
Malaysia	Kuala Lampur	Office
Mexico	Mexico City	Office
Mexico	Tamaulipas	Crew Accommodations
Mexico	Nuevo Leon	Warehouse
Mexico	Veracruz	Office
Mexico	Frontera-Tabasco	Office
Mexico	Mexico City	Staff house
Mexico	Tabasco	Staff House
Morocco	Rabat	Office
Peru	Iquitos	Warehouse
Peru	Sullana	Warehouse
Peru	Lima	Office
Peru	Lima	Office
Peru	Lima	Office
Peru	Lima	Office
Peru	Lima	Office

Schedule 5.07(b)(ii)
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Peru	Pucallpa	Office and Warehouse
Peru	Pucallpa	Port Rental
Peru	Pucallpa	Crew Accommodations
Singapore	Singapore	Office
Singapore	Singapore	Warehouse
Singapore	Singapore	Staff Apartment
Singapore	Singapore	Staff Apartment
Singapore	Singapore	Staff Apartment
Tunisia	Tunis	Office
United Arab Emirates Emirates	Dubai	Office
United Kingdom Kingdom	Woking, England	Processing Center
United Kingdom Kingdom	Glasgow, Scotland	Office

Schedule 5.07(b)(ii)
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SCHEDULE 5.09(a)
Environmental Compliance Exceptions
None.

Schedule 5.09(a)
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SCHEDULE 5.09(b)
Hazardous Material Release
None.

Schedule 5.09(b)
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SCHEDULE 5.09(c)
Remedial Actions
None.

Schedule 5.09(c)
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SCHEDULE 5.09(d)
Environmental Permits
None.

Schedule 5.09(d)
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SCHEDULE 5.09(e)
Environmental Liabilities
None.

Schedule 5.09(e)
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SCHEDULE 5.10(a)
Taxes: Filings and Permits

COUNTRY	TAX YEAR(S)
Argentina	2011
Australia	2008 short year, 2008-2011
Egypt	2009-2011
Malaysia	2008-2011
Malta	2009-2011
Mexico	2002-2011
Mozambique	2011
Nicaragua	2008-2011
Norway	2011
Saudi Arabia	2005-2011
Tanzania	2009-2011
Trinidad and Tobago	2010-2011
Venezuela	2011

Schedule 5.10(a)
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SCHEDULE 5.10(b)
Taxes: Material Claims; Waivers and Extensions; Notifications and Examinations

ENTITY	TAXING AUTHORITY	TAX TYPE	PERIOD(S)
Tax returns being examined by a taxing authority
Geofisica Geokinetics Bolivia, SRL	Bolivia	Social Tax	1/1/2008- 12/31/2011
Geokinetics International, Inc. - Egypt Branch	Egypt	Income Tax	1/1/2004- 12/31/2008
Geokinetics Exploration Peru S.A.C.	Peru	Value Added Tax	1/1/2010- 12/31/2010
Geokinetics Inc.	United States	Excise Tax	4/1/2011- 6/30/2011
Tax returns being examined by a taxing authority; Presently effective material waivers or extensions of statutes in writing
Geokinetics Inc.	Texas	Sales and Use Tax	9/1/2007- 5/31/2011

Schedule 5.10(b)
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SCHEDULE 5.10(c)
Taxes: Tax Sharing Agreements

None.

Schedule 5.10(c)
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SCHEDULE 5.11(a)
Compliance with ERISA
None.

Schedule 5.11(a)
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SCHEDULE 5.12
Labor Matters
None.

Schedule 5.12
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SCHEDULE 5.13
Subsidiaries and other Equity Investments

Entity	Jurisdiction of Organization	Ownership Interest of a Loan Party or any of its Subsidiaries	Equity Owner	Equity Interests to be pledged? (Y or N)	Validly issued, fully paid and nonassessable? (Y or N)
Geokinetics Holdings USA, Inc.	Delaware	100%	Geokinetics Inc.	Y	Y
Advanced Seismic Technology, Inc.	Texas	100%	Geokinetics International Holdings, Inc.	Y	Y
Geokinetics Acquisition Company	Delaware	100%	Geokinetics Holdings USA, Inc.	Y	Y
Geokinetics Processing, Inc.	Texas	100%	Geokinetics Holdings USA, Inc.	Y	Y
Geokinetics Management, Inc.	Texas	100%	Geokinetics International Holdings, Inc.	Y	Y
Geokinetics International Holdings, Inc.	Delaware	100%	Geokinetics Acquisition Company	Y	Y
Geokinetics International, Inc.	Texas	100%	Geokinetics International Holdings, Inc.	Y	Y
Geokinetics USA, Inc.	Texas	100%	Geokinetics Acquisition Company	Y	Y
Geokinetics Services Corp.	Texas	100%	Geokinetics Holdings USA, Inc.	Y	Y
Geokinetics Processing, UK Ltd.*	United Kingdom	100%	Geokinetics Processing, Inc.	Y	Y
Geokinetics Exploration, Inc.	Alberta, Canada	100%	Geokinetics International, Inc.	Y*	Y
Geokinetics Singapore PTE. LTD.	Singapore	100%	Geokinetics International, Inc.	Y*	Y
Geokinetics Singapore Operations PTE. LTD.	Singapore	100%	Geokinetics International, Inc.	Y*	Y
Geokinetics (Australasia) PTY LTD	Australia	100%	Geokinetics International, Inc.	Y*	Y
Foresight Australia PTY LTD	Australia	100%	Geokinetics International, Inc.	Y*	Y

Schedule 5.13
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Entity	Jurisdiction of Organization	Ownership Interest of a Loan Party or any of its Subsidiaries	Equity Owner	Equity Interests to be pledged? (Y or N)	Validly issued, fully paid and nonassessable? (Y or N)
Geokinetics Geophysical do Brasil Ltda.	Brazil	100%	Geokinetics International, Inc. (99%), Geokinetics International Holdings, Inc. (1%)	Y*	Y
Geokinetics Egypt LLC	Egypt	100%	Geokinetics Exploration, Inc. (90%), Geokinetics International, Inc. (10%)	Y*	Y
Grant Geophysical Saudi Arabia L.L.C.	Saudi Arabia	49%	Geokinetics International, Inc.	Y*	Y
Geokinetics Geophysical Malaysia Sdn. Bhd.	Malaysia	100%	Geokinetics International, Inc.	Y*	Y
P.T. Geokinetics Indonesia	Indonesia	100%	Geokinetics International Holdings, Inc.	Y*	Y
Geokinetics FZE	Dubai, United Arab Emirates	100%	Geokinetics Exploration, Inc.	N	Y
Geokinetics International Services, Inc.	Cayman	100%	Geokinetics International, Inc.	Y	Y
Geokinetics Global Services, Inc.	Cayman	100%	Geokinetics Holdings USA, Inc.	Y	Y
Geokinetics Enterprises, Inc.	Cayman	100%	Geokinetics International Holdings, Inc.	Y*	Y
Geofisica Geokinetics Bolivia SRL	Bolivia	100%	Geokinetics International, Inc. (50%), Geokinetics International Services, Inc. (50%)	Y**	Y
Geokinetics Exploration Peru SAC.	Peru	99%	Geokinetics Exploration, Inc. (99%)	N	Y

Schedule 5.13
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Entity	Jurisdiction of Organization	Ownership Interest of a Loan Party or any of its Subsidiaries	Equity Owner	Equity Interests to be pledged? (Y or N)	Validly issued, fully paid and nonassessable? (Y or N)
Geokinetics Onshore Peru S.A.C.	Peru	100%	Geokinetics Exploration Peru SAC. (99%), Geokinetics Exploration, Inc. (1%)	N	Y
Geokinetics Onshore Servicios S.A.C.	Peru	100%	Geokinetics Exploration Peru SAC. (99%), Geokinetics Exploration, Inc. (1%)	N	Y
Andina de Geofisica S.A.C.	Peru	97.5%	Geokinetics Exploration, Inc.	N	Y
Geokinetics de Mexico S.A. de C.V.	Mexico	100%	Geokinetics International, Inc. (99.9%), Geokinetics International Holdings, Inc. (0. 1%)	Y*	Y
Geokinetics Administracion y Servicios S.A. de C.V.	Mexico	100%	Geokinetics International, Inc. (99.9%), Geokinetics International Holdings, Inc. (0. 1%)	Y*	Y
Grant Geofisical de Mexico S.A. de C.V.	Mexico	99%	Geokinetics International, Inc.	N/A	N/A
Geokinetics Exploration Morocco SARL	Morocco	100%	Geokinetics Exploration, Inc.	N	Y
Geokinetics (Malta) Holdings Ltd.	Malta	100%	Geokinetics Exploration, Inc. (99%), Geokinetics International, Inc. (1%)	N	Y
Geokinetics (Malta) Ltd.	Malta	100%	Geokinetics (Malta) Holdings Ltd.	N	Y
Grant Geophysical Nicaragua, S.A.	Nicaragua	98%	Geokinetics International, Inc.	N/A	N/A

* 66% of the interest in this company will be pledged.
** 66% of Geokinetics International, Inc.’s 50% interest will be pledged and 66% of Geokinetics International Holdings Inc.’s 50% interest will be pledged.

Schedule 5.13
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SCHEDULE 5.16
Intellectual Property, Licenses
PATENTS

Name of Grantor	Patent Description	Patent Number	Issue Date
Geokinetics Acquisition Company Our Ref: P30480	Automated Cable Handling Transport Apparatus Vehicle	Canada: 2393263 US: 6,775,204	Canada: 11/18/2008 Granted 8/10/2004 US: 8/10/2004
Geokinetics Acquisition Company Our ref: 02-13	Water Bottom Cable Seismic Survey Cable and System	Mexico: 254980 Nigeria: RP 16782 US: 7,139,217 7,113,448 7,061,829 China: 200510073945.7	Mexico: 2/27/2008 Nigeria: 5/14/2007 US:11/21/2006 US: 9/26/2006 US: 6/13/2006 China: 12/15/2009
Geokinetics Acquisition Company Our ref: 02-19	Cable Handling System	India: 227651 Mexico: 264794 US: 7,028,988 Canada: 2483977	India: 1/14/2009 Mexico: 2/27/2009 US: 4/18/2006 Canada: 12/15/2009
Geokinetics Acquisition Company Our ref: 04-15	Solid Contraction Electrical Connector Adapted for Use with Seismic Data Acquisition	US: 7,390,217	US: 6/24/2008
Geokinetics Acquisition Company Our ref: 05-15	System and method for Optimizing Seismic Sensor Response	UK: 2434869	UK: 6/24/2009
Geokinetics Acquisition Company Our ref: 06- 24	Diffuse Seismic Imaging Systems and Methods	US: 7,383,133	US: 6/3/2008
Geokinetics Acquisition Company Our ref: GEO-10-01	Helicopter Transportable Antenna Mast and Stay Cable System	US: 7,796, 093	US: 9/14/2010
Geokinetics Acquisition Company Our ref: 05-17	Three Dimensional Seismic Survey Methods Using Perturbation Pattern to Provide Bin Fraction	Eurasia: 200970330	Issued 2010

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PATENT APPLICATIONS

Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
Geokinetics Acquisition Company Our ref: 02-13	Water Bottom Cable Seismic Survey Cable and System	China: 5/27/2005 Europe: 4/25/2005 Mexico: 5/26/2005	China: 200510073945.7 Europea: 0525268.0 Mexico: MX/A/2007/014712
Geokinetics Acquisition Company Our ref: 02-19	Cable Handling System	Brazil: 10/04/2004 Canada: 10/05/2004 Venezuela: 10/11/2004	Brazil: PI0404416-9 Canada: 2483977 Venezuela: P-1686/04
Geokinetics Acquisition Company Our ref: 04-15	Solid Contraction Electrical Connector Adapted for Use with Seismic Data Acquisition Systems	France: 3/15/2006	France: 0650874000
Geokinetics Acquisition Company Our ref: 05-15	System and Method for Optimizing Seismic Sensor Response	Australia: 1/19/2007 Norway: 1/17/2007	Australia: 2007200242 Norway: 20070303
Geokinetics Acquisition Company Our ref: 05-17	Three- Dimensional Seismic Survey Methods using a Perturbation Pattern to Provide Bin Fractionation	Algeria: 9/28/2007 Australia: 9/28/2007 Brazil: 9/28/2007 Canada: 9/29/2007 Eurasia: 9/28/2007 Granted 2010 Egypt: 9/28/2007 Mexico: 9/28/2007	Algeria: 090130 Australia: 2007305355 Brazil: PIo717137-4 Canada: 2664007 Eurasia: 200970330 Egypt: 248/2009PCT Europe: 07839094.5 Mexico:MX/A/2009/003407
Geokinetics Acquisition Company Our ref: 05-17	Three- Dimensional Seismic Survey Methods using a Perturbation Pattern to Provide Bin Fractionation	PCT: 9/28/2007 US: 9/27/2007	PCT: PCT/US2007/021069 US: 11/904,563
Geokinetics Acquisition Company Our ref: 06-24	Diffuse Seismic Imaging Systems and Methods	Egypt: 4/3/2008 Norway: 4/3/2008 UK: 4/9/2008	Egypt: 576/2008 Norway: 20081660 UK: 0806453.7

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Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
Geokinetics Acquisition Company Our ref: 06-30	Helicopter Transportable Antenna Mast and Stay Cable System	Bolivia: 1/10/2008 Canada: 12/11/2007 Ecuador: 12/27/2007 Mexico: 1/15/2008 Peru: 1/14/2008 US: 1/16/2007 Granted 9/14/2010	Bolivia: SP-002-08 Canada: 2616880 Ecuador: SP-07-8074 Mexico: MX/A/2008/00701 Peru: 000137-2008/OIN US: 11/654,274
Geokinetics Acquisition Company Our ref: 07-07	Super Heterodyne Seismic Vibrator and Method	Australia: 9/25/2008 Norway: 9/11/2008 UK: 9/26/2008 US: 10/2/2007	Australia: 2008227065 Norway: 20083903 UK: 0817741.2 US: 11/906,347
Geokinetics Acquisition Company Our ref: 07-25	Dithering Control of Oscillator Frequency to Reduce Cumulative Timing Error in a Clock
Algeria: 4/13/2009
Australia: 3/16/2009
Bolivia: 3/12/2009
Brazil: 4/14/2009
Canada: 3/13/2009
Colombia: 4/14/2009
Eurasia: 4/7/2009
Egypt: 4/5/2009
Europe: 4/8/2009
Mexico: 4/14/2009
Peru: 4/7/2009
US: 4/14/2008

Algeria: 090212
Australia: 2009201054
Bolivia: SP-072-09
Brazil: PI0900972-8
Canada: 2658318
Colombia: 09037580
Eurasia: 200900421
Egypt: 453/2009
Europe: 09157599.3
Mexico:MX/A/2009/003956
Peru: 000490-2009/DIN US: 12/082,788

Geokinetics Acquisition Company Our ref: 09-01	Remote Seismic Surveying Systems and Methods	US: 8/12/2009	US: 12/462,962
Geokinetics Acquisition Company Our ref: 09-07	Method of Acquiring Near Offset and Zero Offset Seismic Data Recording	US: 9/4/2009	US: 12/584474 Argentina Bolivia Colombia PCT Saudi Arabia Venezuela Filed based on US Case
Geokinetics Acquisition Company Our ref: 09-26	Electromagnetic System for Timing Synchronization and Location Determination for Seismic Sensing Systems Having Autonomous (Nodal) Recording Units	US: 12/15/2009	US: 12/653,493 PCT-Of interest: Australia, Europe, Mexico

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Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
Geokinetics Acquisition Company Our ref: 09-30	Passive Marine Equipment Recovery Device	US: 9/3/2009	US: 12/584298
Geokinetics Acquisition Company Our ref:09-32	Impact-Free Magnetic Repulsion Impulse Seismic Source (PGS- 09-32) Magnetic Mass Lift Impulsive Seismic Energy Source Including Attracting and Repulsing Electromagnets	US: 8/6/2009 Saudi Arabia 8/3/2010	US: 12/462,643 PCT Of Interest: Australia, Brazil, Europe, Indonesia, Mexico Saudi Arabia: 110310633
Geokinetics Acquisition Company Our ref:09-39	Magnetic Mass-Lift Impulsive Seismic Energy Source Including Repelling Electromagnetics and Reaction Mass Damping	US: 12/15/2009	US: 12/653,494 PCT Saudi Arabia
Geokinetics Acquisition Company Our ref: Geo 10-01
Near offset Seismic
Data Fortification Process Method to Improve Spatial Sampling of Vertical Motion of Seismic Wavefields on the Fee Surface of the Earth by Utilizing Horizontal Rotational Motion and Vertical Motion Sensors
		US: 9/14/2010	US: 61/382,789
Geokinetics Acquisition Company Our ref: GEO-10-02 PROV modified	Method to Improve Spatial Sampling of Vertical Motion of Seismic Wavefields on the Fee Surface of the Earth by Utilizing Horizontal Rotational Motion and Vertical Motion Sensors	10/7/2010	US: 61/390,938

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Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
Geokinetics Acquisition Company Our ref: GEO-10-03 PROV	Method to Improve Spatial Sampling of Vertical Motion of Seismic Wavefields on the Fee Surface of the Earth by Utilizing Horizontal Rotational Motion and Vertical Motion Sensors	10/7/2010	US: 61/391,071

TRADEMARKS

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Name of Grantor	Trademark	Registration Date	Registration Number
Geokinetics Inc.	“Geokinetics”for Geophysical Services for the Oil and gas Industries, Namely, Seismic Data Acquisition and Processing, in Class 42	November 11, 2008	US: 3,530,976
Geokinetics Inc.		February 3, 2009	US: 3,569,707
for Geophysical Services for the Oil and gas Industries, Namely, Seismic Data Acquisition and Processing, in Class 42
Geokinetics Inc.	SOLID STATE GEOPHYSICAL	08/21/2008	Canada: 721599
Geokinetics Inc.	TRACE ENERGY SERVICS T	10/08/2008	Canada: 725554
Geokinetics Inc.	SOLID STATE GEOPHYSICAL	06/17/2008	Canada: 716741
Geokinetics Inc.	GEOKINETICS	01/10/2008	Canada: 704377
Geokinetics Inc.	GEOKINETICS	01/10/2008	Canada: 704378
Geokinetics Processing, Inc. [trademark in the company’s original name - Geophysical Development Corporation]	GDCMOD	04/10/2007	US: 3226728

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Name of Grantor	Trademark	Registration Date	Registration Number
Geokinetics Processing, Inc. [trademark in the company’s original name - Geophysical Development Corporation]	JROUGE	09/26/2006	US: 3147814
Geokinetics Processing, Inc. [trademark in the company’s original name - Geophysical Development Corporation]	SOLID	10/17/2006	US: 3156555
Geokinetics Processing, Inc. [trademark in the company’s original name - Geophysical Development Corporation]	ETVIEW	07/11/2006	US: 3114007
Geokinetics Processing, Inc. [trademark in the company’s original name - Geophysical Development Corporation]	ETHOS	10/10/2006	US: 3153091
Geokinetics Processing, Inc. [trademark in the company’s original name - Geophysical Development Corporation]	GDC TILES	11/06/2007	US: 3329082
Geokinetics International Holdings, Inc. [trademark in the company’s original name –Grant Geophysical, Inc.]	G	08/07/2001	US: 2476496

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Geokinetics International Holdings, Inc. [trademark in the company’s original name –Grant Geophysical, Inc.]	GRANT GEOPHYSICAL	02/27/1996	US: 1959013

Schedule 5.16
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TRADEMARK APPLICATIONS

None.

COPYRIGHTS

None.

COPYRIGHT APPLICATIONS

None.

Schedule 5.16
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SCHEDULE 7.01(b)
Existing Liens
Collateralized Letters of Credit and Bonds

Line of Credit / CD#	Entity	Originating Bank	Beneficiary	USD Amount	Maturity Date
24641-SA	Geokinetics USA, Inc.	Frost Bank	State of Colorado	$25,000	7/9/13
23376-SA	Geokinetics USA, Inc.	Frost Bank	State of Montana	$10,000	11/16/13
25646-SA	Geokinetics USA, Inc.	Frost Bank	State of Oklahoma	$235,000	5/2/13
7004688	Geokinetics USA, Inc.	Bank of North Dakota	State of North Dakota	$50,000	11/2/13
7008909	Geokinetics USA, Inc.	Bank of North Dakota	State of North Dakota	$50,000	3/20/13
60133/60134	Geokinetics USA, Inc.	Community National Bank	State of Oklahoma	$50,000	3/6/14
55100	Geokinetics USA, Inc.	Community National Bank	State of Colorado	$25,000	3/6/14
LGM7092000975	Geokinetics Geophysical Malaysia Sdn. Bhd.	OCBC Bank (Malaysia) Bhd	Customer – Malaysia Project	$5,732	2/28/13
LGM7092000900	Geokinetics Geophysical Malaysia Sdn. Bhd.	OCBC Bank (Malaysia) Bhd	Customer – Malaysia Project	$322,581	1/26/13
14470	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$25,000	8/24/13
14123	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$112,500	7/31/13
15294	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$125,000	9/21/13
15293	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$150,000	9/21/13
15772	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$75,000	10/10/13
15775	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$75,000	10/10/13

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Line of Credit / CD#	Entity	Originating Bank	Beneficiary	USD Amount	Maturity Date
15776	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$75,000	10/10/13
16925	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$10,000	1/10/14
17520	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$10,000	1/13/14
18111	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$77,245	12/10/13
18112	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$10,000	12/14/13
18483	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$25,000	12/19/13
21082	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$250,000	1/18/14
23178	Geokinetics Services Corp	Wells Fargo Bank N.A.	Indemco	$100,000	2/12/14
663939/665320	Geokinetics Services Corp.	Wells Fargo Bank N.A.	Banque Exterieure d’Algerie	$227,500	Evergreen Clause
11947	Geokinetics Services Corp.	Wells Fargo Bank N.A.	Banque Exterieure d’Algerie	$21,359	4/28/13
12827	Geokinetics Services Corp.	Wells Fargo Bank N.A.	Banque Exterieure d’Algerie	$61,820	6/20/13
7600	Geokinetics Services Corp	Wells Fargo Bank N.A.	American Express	$500,000	4/12/13
13356	Geokinetics Services Corp	Wells Fargo Bank N.A.	Kuehne & Nagel	$33,000	6/15/13
13927	Geokinetics Services Corp	Wells Fargo Bank N.A.	Customer – Bangladesh Project	$1,456,376	3/31/13
17525	Geokinetics Services Corp	Wells Fargo Bank N.A.	Fleetcor Technologies	$180,000	12/5/13

Collateral Deposits

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COUNTRY	PARTY	USD AMOUNT
United States	Wells Fargo Bank N.A.	$50,000
United States	Wells Fargo Bank N.A.	$200,000
United States	Indemco	$500,000
United States	RLI Insurance Co.	$335,000
Brazil	Banco do Brazil	$2,038,000

Schedule 7.01(b)
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UCC Financing Statements

Filing Type	Debtor	Secured Party	Filing Location	Filing Number	Date of Filing	Collateral Description
Initial Filing (expires 4/11/13)	Geokinetics International Holdings, Inc.	The CIT Group/Equipment Financing, Inc.	Delaware	2008 1283033	4/11/08
(i) All of the equipment, et al, subject to the terms of the Master Lease Agreement and as set forth on Schedule I thereto, (ii) all software related to the Equipment, (iii) all insurance policies covering the Equipment and (iv) all proceeds of the foregoing

Amendment				2008 1626892	5/9/08	The Equipment described on Schedule A attached thereto
Initial Filing (expires 2/12/15)	Geokinetics International Holdings, Inc.	U.S. Bank National Association, as Collateral Trustee	Delaware	2010 0487128	2/12/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)
Initial Filing (expires 12/23/14)	Geokinetics Holdings USA, Inc.	U.S. Bank National Association, as Collateral Agent	Delaware	2009 4122161	12/23/09
(i) Deposit account no. 4122005382 in the name of Geokinetics Holdings USA, Inc. with Wells Fargo (the “Collateral Account”), all financial assets (as defined in the UCC) credited to the Collateral Account, all security entitlements (as defined in the UCC) with respect to such financial assets, and other property received or distributed in respect of such assets and entitlements, (ii) all proceeds, (iii) all cash credited to the Collateral Account

Initial Filing (expires 2/12/15)	Geokinetics Holdings USA, Inc.	U.S. Bank National Association, as Collateral Trustee	Delaware	2010 0487094	2/12/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)
Initial Filing (expires 2/12/15)	Geokinetics Acquisition Company	U.S. Bank National Association, as Collateral Trustee	Delaware	2010 0487185	2/12/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)

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Filing Type	Debtor	Secured Party	Filing Location	Filing Number	Date of Filing	Collateral Description
Initial Filing (expires 4/11/13)	Advanced Seismic Technology, Inc.	The CIT Group/Equipment Financing, Inc.	Texas	08-0012632567	4/11/08
(i) All of the equipment, et al, subject to the terms of the Master Lease Agreement and as set forth on Schedule I thereto, (ii) all software related to the Equipment, (iii) all insurance policies covering the Equipment and (iv) all proceeds of the foregoing

Amendment				08- 00160855	5/9/08	The equipment described on Schedule A thereto
Initial Filing (expires 5/1/14)	Advanced Seismic Technology, Inc.	Northstar Trade Finance Inc.	Texas	09-0012437420	5/1/09
Equipment consisting of 15 compressors and accessories as per the National Compressed Air Canada Ltd. invoice number 48109 dated January 29, 2009, including all increases, additions, accretions and accessions to, and all extensions, substitutions or replacement of, any of the Equipment, and to all proceeds and personal property in any form derived directly or indirectly from any dealing with all or any part of such Equipment and all or any part of the proceeds. The security interest evidenced by this filing is a purchase money security interest under 9-324 of the UCC.

Initial Filing (expires 2/16/15)	Advanced Seismic Technology, Inc.	U.S. Bank National Association, as Collateral Trustee	Texas	10-0004402930	2/16/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)
Initial Filing (expires 4/11/13)	Geokinetics, Processing, Inc.	The CIT Group/Equipment Financing, Inc.	Texas	80012632678	4/11/08
(i) All of the equipment, et al, subject to the terms of the Master Lease Agreement and as set forth on Schedule I thereto, (ii) all software related to the Equipment, (iii) all insurance policies covering the Equipment and (iv) all proceeds of the foregoing

Amendment				800160852	5/9/08	Adds the equipment described on Schedule A attached thereto
Initial Filing (expires 2/16/15)	Geokinetics, Processing, Inc.	U.S. Bank National Association, as Collateral Trustee	Texas	100004403567	2/16/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)

Schedule 7.01(b)
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Filing Type	Debtor	Secured Party	Filing Location	Filing Number	Date of Filing	Collateral Description
Initial Filing (expires 4/11/13)	Geokinetics Management, Inc.	The CIT Group/Equipment Financing, Inc.	Texas	80012632456	4/11/08
(i) All of the equipment, et al, subject to the terms of the Master Lease Agreement and as set forth on Schedule I thereto, (ii) all software related to the Equipment, (iii) all insurance policies covering the Equipment and (iv) all proceeds of the foregoing

Amendment				800160850	5/9/08	Adds the equipment described on Schedule A attached thereto
Initial Filing (expires 2/16/15)	Geokinetics Management, Inc.	U.S. Bank National Association, as Collateral Trustee	Texas	100004403941	2/16/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)
Initial Filing (expires 4/11/13)	Geokinetics Services Corp.	The CIT Group/Equipment Financing, Inc.	Texas	80012632789	4/11/08
(i) All of the equipment, et al, subject to the terms of the Master Lease Agreement and as set forth on Schedule I thereto, (ii) all software related to the Equipment, (iii) all insurance policies covering the Equipment and (iv) all proceeds of the foregoing

Amendment				800160854	5/9/08	Adds the equipment described on Schedule A attached thereto
Initial Filing (expires 8/25/14)	Geokinetics Services Corp.	IBM Credit LLC	Texas	90023543733	8/24/09	All equipment and related software, including 993-005, 9993-GBS, 9994-001, all additions, replacements, et al, all proceeds, including insurance payments
Initial Filing (expires 9/18/14)	Geokinetics Services Corp.	IBM Credit LLC	Texas	90026311759	9/18/09	All equipment and related software, including 993-005, 9993-GBS, all additions, replacements, et al, all proceeds, including insurance payments
Initial Filing (expires 9/22/14)	Geokinetics Services Corp.	IBM Credit LLC	Texas	90026579371	9/22/09	All equipment and related software, including 9994-001, all additions, replacements, et al, all proceeds, including insurance payments
Initial Filing (expires 2/16/15)	Geokinetics Services Corp.	U.S. Bank National Association, as Collateral Trustee	Texas	100004403820	2/16/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)

Schedule 7.01(b)
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Filing Type	Debtor	Secured Party	Filing Location	Filing Number	Date of Filing	Collateral Description
Initial Filing (expires 4/11/13)	Geokinetics Inc.	The CIT Group/Equipment Financing, Inc.	Delaware	2008-1284007	4/11/08
(i) All of the equipment, et al, subject to the terms of the Master Lease Agreement and as set forth on Schedule I thereto, (ii) all software related to the Equipment, (iii) all insurance policies covering the Equipment and (iv) all proceeds of the foregoing

Amendment				2008-1626876	5/9/08	The equipment described on Schedule A thereto
Initial Filing (expires 10/1/13)	Geokinetics Inc.	CSI Leasing, Inc.	Delaware	2008-3328729	10/1/08	Various Computer Equipment leased to Lessee pursuant to Equipment Schedule 2 to Master Lease 243303
Initial Filing (expires 7/17/14)	Geokinetics Inc.	CSI Leasing, Inc.	Delaware	2009-2295720	7/17/09	Various Computer Equipment leased to Lessee pursuant to Equipment Schedule 5 to Master Lease 243303
Amendment				2009-3595938	11/9/09	Amends to specify equipment and serial numbers, see Exhibit A attached thereto
Initial Filing (expires 9/24/14)	Geokinetics Inc.	CSI Leasing, Inc.	Delaware	2009-3065197	9/24/09	Various Computer Equipment leased to Lessee pursuant to Equipment Schedule 6 to Master Lease 243303
Amendment				2010-0644108	2/25/10	Amends to specify equipment and serial numbers, see Exhibit A attached thereto
Initial Filing (expires 9/24/14)	Geokinetics Inc.	CSI Leasing, Inc.	Delaware	2010-0007553	1/4/10	Various Computer Equipment leased to Lessee pursuant to Equipment Schedule 7 to Master Lease 243303
Assignment		PNCEF, LLC		2010-1161714	4/5/10	Amends to specify equipment and serial numbers, see Exhibit A attached thereto
Initial Filing (expires 2/12/15)	Geokinetics Inc.	U.S. Bank National Association, as Collateral Trustee	Delaware	2010-0486625	2/12/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)
Amendment				2012-1305970	4/4/12	Deletes collateral (certain 2D and 3D seismic data) described in Exhibit A attached thereto

Schedule 7.01(b)
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Filing Type	Debtor	Secured Party	Filing Location	Filing Number	Date of Filing	Collateral Description
Initial Filing (expires 3/10/15)	Geokinetics Inc.	CSI Leasing, Inc.	Delaware	2010-0807580	3/10/10	Various Computer Equipment leased to Lessee pursuant to Equipment Schedule 8 to Master Lease 243303
Initial Filing (expires 10/28/15)	Geokinetics Inc.	Dell Financial Services L.L.C.	Delaware	2010-3783523	10/28/10	All computer equipment and other equipment, software and services described in the Master Lease Agreement, along with substitutions, additions, replacements and proceeds thereof
Initial Filing (expires 12/1/16)	Geokinetics Inc.	CSI Leasing, Inc.	Delaware	2011-4577907	12/1/11	Equipment, software and personal property described on Exhibit A attached thereto, leased to Lessee pursuant to Equipment Schedule 9 to Master Lease 243303
Amendment				2012-0215634	1/18/12	Amends to specify collateral and serial numbers, see Exhibit A attached thereto
Initial Filing (expires 10/3/17)	Geokinetics Inc.	CSI Leasing, Inc.	Delaware	2012-3821289	10/3/12	Equipment, software and personal property, leased to Lessee pursuant to Equipment Schedule 10 to Master Lease 243303 (see filing for specific descriptions)
Initial Filing (expires 4/11/13)	Geokinetics USA, Inc.	The CIT Group/Equipment Financing, Inc.	Texas	80012633033	4/11/08
(i) All of the equipment, et al, subject to the terms of the Master Lease Agreement and as set forth on Schedule I thereto, (ii) all software related to the Equipment, (iii) all insurance policies covering the Equipment and (iv) all proceeds of the foregoing

Amendment				800160847	5/9/08	Adds the equipment described on Schedule A attached thereto
Initial Filing (expires 8/27/14)	Geokinetics USA, Inc.	Aram Seismic Rentals, Inc.	Texas	90024139886	8/27/09
All equipment leased pursuant to the Master Lease Agreement, with all parts, accessories, additions, replacements, et al, proceeds thereof, goods, inventory, chattel paper, investment property, documents of title, instruments, money, intangibles, accounts (all as defined in the Alberta Personal Property Security Act) and insurance proceeds

Schedule 7.01(b)
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Filing Type	Debtor	Secured Party	Filing Location	Filing Number	Date of Filing	Collateral Description
Initial Filing (expires 2/16/15)	Geokinetics USA, Inc.	U.S. Bank National Association, as Collateral Trustee	Texas	100004403709	2/16/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)
Initial Filing (expires 7/21/15)	Geokinetics USA, Inc.	Capital One NA, Mobilease, Inc.	Texas	100020997957	7/21/10	One 2010 Rodeo Caterpillar Forklift
Initial Filing (expires 4/11/13)	Geokinetics International, Inc.	The CIT Group/Equipment Financing, Inc.	Texas	80012633144	4/11/08
(i) All of the equipment, et al, subject to the terms of the Master Lease Agreement and as set forth on Schedule I thereto, (ii) all software related to the Equipment, (iii) all insurance policies covering the Equipment and (iv) all proceeds of the foregoing

Amendment				800160848	5/8/08	Adds the equipment described on Schedule A attached thereto
Initial Filing (expires 2/16/15)	Geokinetics International, Inc.	U.S. Bank National Association, as Collateral Trustee	Texas	100004403688	2/16/10	All personal property and other assets, excluding Excluded Property (see Exhibit A attached thereto)

Schedule 7.01(b)
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SCHEDULE 11.02
Administrative Agent’s Office, Certain Addresses for Notices
Borrower
Geokinetics Holdings USA, Inc.
1500 Citywest Boulevard, Suite 800
Houston, Texas 77042
Attention: Bill Moll
Telephone: (281) 848-7692
Facsimile: (713) 850-7330
With a copy to:
Geokinetics Holdings USA, Inc.
1500 Citywest Boulevard, Suite 800
Houston, Texas 77042
Attention: Gary L. Pittman
Telephone: (281) 848-6823
Facsimile: (713) 850-7330
Administrative Agent
Cantor Fitzgerald Securities
900 West Trade Street, Suite 725
Charlotte, North Carolina 28202
Attention: Bobbie Young
Facsimile: (646) 390-1764

Schedule 11.02
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